                                                                      Exhibit 99

                           CONTACT:         Allison Cooke Kellogg
                                            (212) 852-1127
U.S. TRUST

                           FOR RELEASE:     IMMEDIATE


                                EARNINGS SUMMARY
                          U.S. Trust Corporation (USTC)

QUARTER ENDED DEC. 31:                      1996                       1995
                                            ----                       ----

Net Income                             $   11,241,000            $    9,146,000

Net Income per Share                   $         1.05            $         0.89


YEAR ENDED DEC. 31:(a)

Net Income (Loss)                      $   40,904,000            ($  50,521,000)

Net Income (Loss) per Share            $         3.83            ($        5.24)

(a) The year ended Dec. 31, 1995, reflects charges incurred in connection with the sale of the corporation's securities processing businesses on Sept. 1, 1995. Total restructuring charges in 1995 were $155.6 million ($86.9 million after taxes or $9.05 per average share).

                           CONTACT:         Allison Cooke Kellogg
                                            (212) 852-1127
U.S. TRUST

                           FOR RELEASE:     IMMEDIATE

           U.S. TRUST REPORTS FOURTH QUARTER AND YEAR-END 1996 RESULTS

New York, N.Y., Jan. 16, 1997 -- U.S. Trust Corporation today reported net income of $11.2 million for the fourth quarter ended Dec. 31, 1996, a 22.9% increase over the $9.1 million earned in the fourth quarter of 1995. On a per share basis, earnings for the quarter increased 18.0% to $1.05, compared to $0.89 in the fourth quarter of 1995. The corporation's return on average stockholders' equity was 21.5% for the fourth quarter of 1996, compared to 20.5% for the fourth quarter of 1995.

"We are very pleased with our performance in 1996 - the first full year following our restructuring as a focused investment management company with fiduciary and banking powers," said H. Marshall Schwarz, chairman and chief executive officer of U.S. Trust. "In particular, fourth-quarter 1995 to fourth-quarter 1996 comparisons - the first comparable quarterly results since the restructuring - show the earning power of our company. The prospects for the continued growth of our business are bright."

Total fee revenue for the fourth quarter of 1996 was $63.6 million, up 12.4% from $56.6 million in the fourth quarter of 1995. Market-related fees earned from assets under management were $49.5 million, a 14.6% increase over the $43.2 million earned in the fourth quarter of 1995. Market-related fee revenue is based primarily on the prior quarter's asset values.

                                     -MORE-

Assets under management, excluding special fiduciary assets, were $38.0 billion at Dec. 31, 1996, compared to $35.4 billion at Sept. 30, 1996, and $33.5 billion at Dec. 31, 1995. Total assets under management were $53.3 billion at Dec. 31, 1996, versus $50.1 billion at Sept. 30, 1996, and $47.4 billion at Dec. 31, 1995.

Net interest revenue after the provision for credit losses was $20.2 million in the fourth quarter of 1996, an increase of 16.6% over the $17.3 million earned for the fourth quarter of 1995. This increase is primarily due to a higher percentage of total average interest earning assets being invested in longer-term financial instruments, including mortgage loans and mortgage investment securities.

Average loans increased $251.7 million, or 18.5%, to $1.6 billion in the fourth quarter of 1996, from $1.4 billion in the fourth quarter of 1995. Nonperforming assets decreased 58.0% to $9.6 million at Dec. 31, 1996, from $22.9 million at Dec. 31, 1995. Nonperforming assets as a percentage of average loans and real estate owned were 0.60% for the fourth quarter of 1996, versus 1.67% for the fourth quarter of 1995. This decline is primarily due to the sale, in the fourth quarter of 1996, of approximately $6.8 million of real estate acquired through foreclosure none of which related to the corporation's private banking loan portfolio.

In the fourth quarter of 1996, net loan charge-offs as a percentage of average loans, on an annualized basis were one basis point, compared to 34 basis points for the fourth quarter of 1995.

                                     -MORE-

Operating expenses for the fourth quarter of 1996 were $65.8 million, compared to $57.9 million in the fourth quarter of 1995, an increase of 13.6%. Higher incentive compensation, based on the corporation's strong financial performance, and increases in net occupancy costs attributable to new affiliate offices and increases on certain leases were the principal reasons for the rise in operating expenses. The corporation's pre-tax margin was 21.9% for the fourth quarter of 1996 versus 21.7% for the fourth quarter of 1995.

The effective tax rate for the fourth quarter of 1996 was 39.0%, compared to 43.0% for the fourth quarter of 1995. The decline in the effective tax rate is due to a decrease in state and local income taxes, resulting from the geographic distribution of the corporation's businesses.

During the quarter ended Dec. 31, 1996, 62,000 shares of common stock were acquired under the corporation's share repurchase program at an average price of $76.26 per share. Under its common stock repurchase program, the corporation has remaining authority to repurchase up to an additional 438,000 shares of common stock.

YEAR-END RESULTS

For the year ended Dec. 31, 1996, net income was $40.9 million, or $3.83 per share, versus a net loss of $50.5 million, or $5.24 per share for the year ended Dec. 31, 1995. The 1995 results reflect the sale of the corporation's securities processing businesses on Sept. 1, 1995, and $155.6 million ($86.9 million after taxes or $9.05 per share) of restructuring expenses related to the sale of those businesses. The corporation's return on average stockholders' equity was 21.0% for the year ended Dec. 31, 1996.

                                     -MORE-

Total fee revenue from the investment management, private banking, special fiduciary and corporate trust businesses for the year ended Dec. 31, 1996, amounted to $244.2 million, up 13.4% from the $215.3 million generated by these businesses in 1995. Market-related fees earned from assets under management were $188.6 million, a 17.9% increase over the $160.0 million earned in 1995.

Net interest revenue after the provision for credit losses totaled $77.9 million for the year ended Dec. 31, 1996, compared to $96.9 million for 1995. Operating expenses in 1996 were $253.5 million versus $322.6 million (excluding $155.6 million of restructuring charges) for 1995. The corporation's pre-tax margin for the year ended Dec. 31, 1996, was 21.5%.

Average loans increased $156.6 million, or 11.6%, to $1.5 billion in the year ended Dec. 31, 1996, from $1.4 billion in the year ended Dec. 31, 1995. Nonperforming assets as a percentage of average loans and real estate owned were 0.64% for the year ended Dec. 31, 1996, versus 1.68% for the year ended Dec. 31, 1995. In the year ended Dec. 31, 1996, net loan charge-offs as a percentage of average loans were three basis points, compared to two basis points for the year ended Dec. 31, 1995.

U.S. Trust is an investment management company that also provides fiduciary and private banking services. Headquartered in New York City, U.S. Trust has over $53 billion in assets under management and serves affluent individuals, families and institutions nationwide through its offices in California, Connecticut, Florida, New Jersey, Oregon, Texas and Washington, D.C.

                                       ###

                             U.S. TRUST CORPORATION
                       CONSOLIDATED FINANCIAL RATIOS (1)
                                  (UNAUDITED)

                                                             FOURTH QUARTER                  YEAR TO DATE
                                                       -----------------------           ---------------------
                                                         1996            1995             1996          1995
                                                       -------         -------           ------       --------
PROFITABILITY
Assets Under Management (in billions)
  Investment Management                                $  38.0         $  33.5              --            --
  Special Fiduciary Investment Management                 15.3            13.9              --            --
Return on Stockholders' Equity                           21.50%          20.45%          20.99%       (23.10)%
Return on Average Assets                                  1.41            1.44            1.42         (1.52)

CAPITAL
As a Percentage of Risk Adjusted
  Total Assets (Period End):
  Tier 1 Capital                                         11.53%           9.23%             --%           --%
  Total Capital                                          12.61           10.40              --            --
Tier 1 Leverage                                           5.68            5.21              --            --
Dividends Per Share as a Percentage of
  Fully Diluted Net Income Per Share (2)                 23.81           84.27           26.11        (23.85)
Double Leverage                                         118.09          129.85              --            --
Book Value Per Share                                   $ 21.95         $ 18.67              --            --

ASSET QUALITY
Allowance for Credit Losses as a Percentage of:
  Average Loans                                           1.03%           1.18%           1.10%         1.19%
  Nonperforming Loans                                   187.94          121.08              --            --
Nonperforming Assets as a Percentage of:
  Average Loans and Real Estate Owned                     0.60            1.67            0.64          1.68
  Period-End Total Assets                                 0.28            0.89              --            --
Net Charge Offs as a Percentage of
  Average Loans                                           0.01            0.34            0.03          0.02



(1) Financial ratios have been calculated on an annualized basis where applicable.
(2) During the fourth quarter of 1996 the Board of Directors declared a quarterly dividend of $0.25 per share payable on January 24, 1997. During the fourth quarter of 1995 the Board of Directors declared three dividends of $0.25 per share each.

                             U.S. TRUST CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF CONDITION
                                  DECEMBER 31
                             (Dollars In Thousands)
                                  (UNAUDITED)

ASSETS                                               1996           1995
                                                  ----------     ----------

Cash and Due from Banks                           $   78,566     $   96,785
Interest Earning Securities                        1,451,869        764,900

Loans                                              1,688,141      1,459,695
Less:  Allowance for Credit Losses                    16,693         16,086
                                                  ----------     ----------
Net Loans                                          1,671,448      1,443,609
Other Assets                                         275,435        267,925
                                                  ----------     ----------
Total Assets                                      $3,477,318     $2,573,219
                                                  ==========     ==========

LIABILITIES
Deposits:
  Non-Interest Bearing                            $  687,942     $  489,827
  Interest Bearing                                 2,075,847      1,503,430
                                                  ----------     ----------
Total Deposits                                     2,763,789      1,993,257
Short-Term Credit Facilities                         240,283        134,815
Accounts Payable and Accrued Liabilities             232,680        233,870
Long-Term Debt                                        26,468         29,434
                                                  ----------     ----------
Total Liabilities                                  3,263,220      2,391,376
                                                  ----------     ----------

STOCKHOLDERS' EQUITY
Common Stock, $1.00 Par Value; 40,000,000 Shares
  Authorized; 9,814,781 Shares Issued in 1996
  and 9,739,144 Shares Issued in 1995                  9,815          9,739
Capital Surplus                                        3,700            125
Retained Earnings                                    215,074        183,804
Treasury Stock at Cost (62,000 Shares in 1996)        (4,728)            --
Loan to ESOP                                         (10,468)       (13,434)
Unrealized Gain, Net of Taxes, on Securities
  Available for Sale                                     705          1,609
                                                  ----------     ----------
Total Stockholders' Equity                           214,098        181,843
                                                  ----------     ----------
Total Liabilities and Stockholders' Equity        $3,477,318     $2,573,219
                                                  ==========     ==========

                             U.S. TRUST CORPORATION
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    (In Thousands, Except Per Share Amounts)
                                  (UNAUDITED)

                                               FOR THE THREE MONTHS ENDED DECEMBER 31,
                                           -------------------------------------------
                                                                        BETTER (WORSE)
                                                                     ------------------
                                              1996         1995          $          %
                                              ----         ----         ---        ---
Fee Revenue                                $  63,596    $ 56,587    $  7,009       12.4 %
Net Interest Revenue (1)                      20,179      17,307       2,872       16.6
Securities Gains, Net                            432          34         398         --
                                           ---------    --------    --------      ------
TOTAL REVENUE                                 84,207      73,928      10,279       13.9
                                           ---------    --------    --------      ------
OPERATING EXPENSES
Salaries                                      24,098      22,082      (2,016)      (9.1)
Employee Benefits and Performance
  Compensation                                14,126      12,642      (1,484)     (11.7)
                                           ---------    --------    --------      ------
Total Salaries and Benefits                   38,224      34,724      (3,500)     (10.1)
Net Occupancy                                  8,907       7,445      (1,462)     (19.6)
Other                                         18,648      15,713      (2,935)     (18.7)
                                           ---------    --------    --------      ------
TOTAL OPERATING EXPENSES                      65,779      57,882      (7,897)     (13.6)
                                           ---------    --------    --------      ------
Income Before Income Tax Expense              18,428      16,046       2,382       14.8
Income Tax Expense                             7,187       6,900        (287)      (4.2)
                                           ---------    --------    --------      ------
NET INCOME                                 $  11,241    $  9,146    $  2,095       22.9 %
                                           =========    ========    ========      ======

NET INCOME PER SHARE                       $    1.05    $   0.89    $   0.16       18.0 %
                                           =========    ========    ========      ======

(1) Net Interest Revenue consists of interest income less interest expense and the provision for credit losses.

                             U.S. TRUST CORPORATION
                   CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    (In Thousands, Except Per Share Amounts)
                                  (UNAUDITED)

                                                  FOR THE TWELVE MONTHS ENDED DECEMBER 31,
                                               ----------------------------------------------
                                                                             BETTER (WORSE)
                                                                         --------------------
                                                  1996         1995          $           %
                                               ---------    ---------    --------      ------
Fee Revenue
  Core                                         $ 244,211    $ 215,273    $ 28,938       13.4 %
  Processing                                          --       66,153     (66,153)        --
                                               ---------    ---------    --------      ------
                                                 244,211      281,426     (37,215)     (13.2)
Net Interest Revenue (1)                          77,870       96,876     (19,006)     (19.6)
Other Income                                          --        2,284      (2,284)        --
Securities Gains, Net                                642        4,222      (3,580)     (84.8)
                                               ---------    ---------    --------      ------
TOTAL REVENUE                                    322,723      384,808     (62,085)     (16.1)
                                               ---------    ---------    --------      ------
OPERATING EXPENSES
Salaries                                          92,728      123,216      30,488       24.7
Employee Benefits and Performance
  Compensation                                    54,550       67,965      13,415       19.7
                                               ---------    ---------    --------      ------
Total Salaries and Benefits                      147,278      191,181      43,903       23.0
Net Occupancy                                     34,214       38,248       4,034       10.5
Other                                             71,958       93,202      21,244       22.8
Restructuring                                         --      155,589     155,589         --
                                               ---------    ---------    --------      ------
TOTAL OPERATING EXPENSES                         253,450      478,220     224,770       47.0
                                               ---------    ---------    --------      ------
Income (Loss) Before Income Tax Expense           69,273      (93,412)    162,685         --
Income Tax Expense (Benefit)                      28,369      (42,891)    (71,260)        --
                                               ---------    ---------    --------      ------
NET INCOME (LOSS)                              $  40,904    $ (50,521)   $ 91,425         -- %
                                               =========    =========    ========      ======
NET INCOME (LOSS) PER SHARE                    $    3.83    $   (5.24)   $   9.07         -- %
                                               =========    =========    ========      ======

(1) Net Interest Revenue consists of interest income less interest expense and the provision for credit losses.

                             U.S. TRUST CORPORATION
                   ASSETS UNDER MANAGEMENT AND ADMINISTRATION
                                 (In Billions)
                                  (UNAUDITED)


                                                                                         AS OF DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                   1996       1995       1994       1993      1992       1991
                                                                --------    -------    -------    -------   -------   --------
ASSETS UNDER MANAGEMENT
  Investment Management                                         $   38.0    $  33.5    $  26.0    $  26.5   $  21.1   $   20.3
  Special Fiduciary Investment Management                           15.3       13.9        5.1        3.8       3.7       *
                                                                --------    -------    -------    -------   -------   --------
    TOTAL ASSETS UNDER MANAGEMENT **                                53.3       47.4       31.1       30.3      24.8       20.3
                                                                --------    -------    -------    -------   -------   --------

ASSETS UNDER ADMINISTRATION
  Personal Custody and Other Assets Under Administration            15.7       13.3        8.2        7.9       6.0        6.8
  Corporate and Municipal Trusteeships and Agency
   Relationships (Par Value)***                                    216.6      190.5      159.6      152.2     134.6      121.5
                                                                --------    -------    -------    -------   -------   --------
    TOTAL ASSETS UNDER ADMINISTRATION **                           232.3      203.8      167.8      160.1     140.6      128.3
                                                                --------    -------    -------    -------   -------   --------
  TOTAL ASSETS UNDER MANAGEMENT AND
    ADMINISTRATION                                              $  285.6    $ 251.2    $ 198.9    $ 190.4   $ 165.4   $  148.6
                                                                ========    =======    =======    =======   =======   ========

*   Information not available.
** Assets under management exclude $1.9 billion, $1.9 billion, $1.7 billion, and $1.6 billion of the Securities Processing Business at December 31, 1994, 1993, 1992, and 1991, respectively.
    Assets under administration exclude $223.4 billion, $200.9 billion, $184.7 billion, and $166.1 billion of the Securities Processing Business at December 31, 1994, 1993, 1992, and 1991, respectively.
*** Includes corporate trust and agency and bond immobilization assets measured at par value.

                             U.S. TRUST CORPORATION
        CONDENSED CONSOLIDATED NET INTEREST REVENUE AND AVERAGE BALANCES (Dollars in Thousands; Interest and Average Rates on a Taxable Equivalent Basis)
                                   (UNAUDITED)

                                                        FOR THE THREE MONTHS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                       1996                                 1995
                                          ------------------------------       -------------------------------
                                          AVERAGE                AVERAGE       AVERAGE                AVERAGE
                                          BALANCE   INTEREST      RATE         BALANCE    INTEREST     RATE
                                          -------   --------      ----         -------    --------     ----
ASSETS

Interest Earning Securities (1) (2)     $1,201,930   $18,350      6.07 %     $   784,049   $11,918     6.03 %

Loans (3)                                1,623,477    31,239      7.65         1,374,716    27,258     7.87
                                        ----------   -------      ----       -----------   -------     ----

Total Interest Earning Assets            2,825,407    49,589      7.00         2,158,765    39,176     7.21
                                        ----------   -------      ----       -----------   -------     ----
Allowance for Credit Losses                (16,603)                              (17,065)
Cash and Due from Banks                     65,220                                87,262
Other Assets                               315,978                               301,662
                                        ----------                           -----------
Total Assets                            $3,190,002                           $ 2,530,624
                                        ==========                           ===========
LIABILITIES AND
  STOCKHOLDERS' EQUITY
Interest Bearing Deposits               $1,916,386    23,302      4.84       $ 1,488,663    18,541     4.94
Short-Term Credit Facilities               331,763     4,520      5.42           111,941     1,773     6.28
Long-Term Debt                              26,468       480      7.24            26,064       487     7.47
                                        ----------   -------      ----       -----------   -------     ----
Total Sources on Which
  Interest is Paid                       2,274,617    28,302      4.95         1,626,668    20,801     5.07
                                        ----------   -------      ----       -----------   -------     ----
Total Non-Interest Bearing
  Deposits                                 446,726                               473,218
Other Liabilities                          250,228                               239,900
Stockholders' Equity (3)                   218,431                               190,838
                                        ----------                           -----------
Total Liabilities and
  Stockholders' Equity                  $3,190,002                           $ 2,530,624
                                        ==========                           ===========

Net Interest Revenue -
  Tax Equivalent Basis                                21,287                                18,375
Credit Loss Provision                                   (250)                                 (400)
Tax Equivalent Adjustment                               (858)                                 (668)
                                                     -------                               -------
Net Interest Revenue                                 $20,179                               $17,307
                                                     =======                               =======

Net Yield on Interest
    Earning Assets                                                3.01 %                               3.39 %
                                                                  ====                                 ====

Interest Spread                                                   2.05 %                               2.14 %
                                                                  ====                                 ====

(1) The average balance and average rate for securities available for sale have been calculated using their amortized cost.

(2) Yields on obligations of states and political subdivisions are stated on a fully taxable basis, employing the statutory federal tax rate adjusted for the effect of state and local taxes, resulting in an effective tax rate of 47%. The amounts of the tax equivalent adjustments to net interest revenue are related to securities.

(3) Loans and Stockholders' Equity have been increased to include the Loan to ESOP, which had an average balance of $10.5 million in 1996 and $13.4 million in 1995.

                             U.S. TRUST CORPORATION
        CONDENSED CONSOLIDATED NET INTEREST REVENUE AND AVERAGE BALANCES (Dollars in Thousands; Interest and Average Rates on a Taxable Equivalent Basis)
                                   (UNAUDITED)

                                                     FOR THE TWELVE MONTHS ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                       1996                               1995
                                          -----------------------------     -------------------------------
                                          AVERAGE               AVERAGE     AVERAGE                AVERAGE
                                          BALANCE    INTEREST     RATE      BALANCE      INTEREST    RATE
                                          -------    --------     ----      -------      --------    ----
ASSETS

Interest Earning Securities (1) (2)     $1,007,974   $ 60,291     5.98 %  $1,349,416   $  82,896     6.14 %

Loans (3)                                1,522,246    117,459     7.72     1,368,641     109,094     7.97
                                        ----------   --------     ----    ----------   ----------    ----
Total Interest Earning Assets            2,530,220    177,750     7.03     2,718,057     191,990     7.06
                                        ----------   --------     ----    ----------   ----------    ----
Allowance for Credit Losses                (16,400)                          (16,174)
Cash and Due from Banks                     75,369                           223,860
Other Assets                               305,716                           401,697
                                        ----------                        ----------
Total Assets                            $2,894,905                        $3,327,440
                                        ==========                        ==========

LIABILITIES AND
   STOCKHOLDERS' EQUITY
Interest Bearing Deposits               $1,736,970     82,551     4.75    $1,491,412      75,268     5.05
Short-Term Credit Facilities               213,180     11,374     5.34       193,088      11,308     5.86
Long-Term Debt                              26,719      1,936     7.25        46,653       3,763     8.07
                                        ----------   --------     ----    ----------   ----------    ----
Total Sources on Which
   Interest is Paid                      1,976,869     95,861     4.85     1,731,153      90,339     5.22
                                        ----------   --------     ----    ----------   ----------    ----

Total Non-Interest Bearing
   Deposits                                474,146                         1,186,473
Other Liabilities                          238,291                           177,452
Stockholders' Equity (3)                   205,599                           232,362
                                        ----------                        ----------
Total Liabilities and
   Stockholders' Equity                 $2,894,905                        $3,327,440
                                        ==========                        ==========

Net Interest Revenue -
   Tax Equivalent Basis                                81,889                            101,651
Credit Loss Provision                                  (1,000)                            (1,600)
Tax Equivalent Adjustment                              (3,019)                            (3,175)
                                                     --------                          ----------
Net Interest Revenue                                 $ 77,870                          $  96,876
                                                     ========                          =========

Net Yield on Interest
     Earning Assets                                               3.24 %                             3.74 %
                                                                  ====                               ====

Interest Spread                                                   2.18 %                             1.84 %
                                                                  ====                               ====

(1) The average balance and average rate for securities available for sale have been calculated using their amortized cost.

(2) Yields on obligations of states and political subdivisions are stated on a fully taxable basis, employing the statutory federal tax rate adjusted for the effect of state and local taxes, resulting in an effective tax rate of 47%. The amounts of the tax equivalent adjustments to net interest revenue are related to securities.

(3) Loans and Stockholders' Equity have been increased to include the Loan to ESOP, which had an average balance of $10.7 million in 1996 and $13.7 million in 1995.

                             U.S. TRUST CORPORATION
             CONSOLIDATED STATEMENT OF LOANS AND ASSET QUALITY DATA
                                 (In Thousands)
                                  (UNAUDITED)

                                               FOURTH QUARTER                YEAR TO DATE
                                        --------------------------   -----------------------------
                                            1996           1995           1996           1995
                                            ----           ----           ----           ----
ALLOWANCE FOR CREDIT LOSSES

Balance, Beginning of Period            $    16,498    $    16,862    $    16,086    $      14,699
                                        -----------    -----------    -----------    -------------
Provision Charged to Income                     250            400          1,000            1,600
                                        -----------    -----------    -----------    -------------
Recoveries                                      107            307            782            3,217

Charge-Offs                                    (162)        (1,483)        (1,175)          (3,430)
                                        -----------    -----------    -----------    -------------
  Net (Charge-Offs) Recoveries                  (55)        (1,176)          (393)            (213)
                                        -----------    -----------    -----------    -------------
Balance, End of Period                  $    16,693    $    16,086    $    16,693    $      16,086
                                        ===========    ===========    ===========    =============

Average Loans                           $ 1,613,009    $ 1,361,282    $ 1,511,527    $   1,354,975
                                        ===========    ===========    ===========    =============

                                                                         AS OF DECEMBER 31,
                                                                        -------------------
                                                                        1996           1995
                                                                        ----           ----
NONPERFORMING ASSETS

Nonperforming Loans                                                   $8,882         $13,285

Real Estate Owned, Net  (1)                                              727           9,586
                                                                      ------         -------
  Total Nonperforming Loans and Real Estate Owned                     $9,609(2)      $22,871
                                                                      ======         =======

(1) Real Estate Owned is net of a reserve of $477,000 as of December 31, 1996 and $978,000 as of December 31, 1995.

(2) Decline in nonperforming assets is due to the sale of approximately $6.8 million of real estate owned and to periodic write-downs to fair value.